UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C., 20549

                                    Form 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 22, 1997


                   Commission file number 33-12664-D


                            WORLDWIDE GOLF RESOURCES, INC.
                (Exact name of registrant as specified in charter)

             Nevada                                     88-0335511
        (State of other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                  Identification Number)

        5230 So.  Valley View, Suite E
        Las Vegas, Nevada                               89118
        (Address of Principal Executive Office)         (Zip Code)
            (702) 739-9392
(Registrant's Telephone Number, Including Area Code)

                                      Copies To:
                                     Gerald Levine
                                       President
                             23 Cactus Garden Drive, F-23
                                Henderson, Nevada 89014
                                    (702)893-4747

Worldwide Golf Resources, Inc.  Page 2

Item No 1    Changes in Control of Registrant.

On January 22, 1997, the Company agreed to issue
6,160,000 shares of its common stock to 3422488
Manitoba Ltd. 3422488 Manitoba Ltd. will have approximately 60% of the issued and outstanding shares of stock of the Company. Concurrent with the closing of the agreement purchasing Pelican Beach Golf and Country Club, Dr. Srini Chary and Mac Shahsavar were appointed to the Board of Directors.

Item No. 2.  Acquisition or Disposition of Assets.

On January 22, 1997, the Company entered into an agreement with two corporations, 3422488 Manitoba Ltd.
and 2671914 Manitoba Ltd. The Company agreed to exchange 6,160,000 shares of its common stock for 100% of the issued and outstanding shares of stock of the 2671914 Manitoba Ltd. corporation, the owner of the Pelican Beach Golf and Country Club located in Gimli,
Manitoba, Canada. The exchange is valued at approximately $5.5 Million USD.

Item No. 3.  Bankruptcy or Receivership.

No events to report.

Item No. 4.  Changes in Registrant's Certifying
Accountant.

No events to report.

Item No. 5.  Other Events.

Concurrent with the closing of the agreement purchasing
Pelican Beach Golf and Country Club, Dr. Srini Chary and Mac Shahsavar were appointed to the Board of Directors.

Item No. 6.  Resignation of Registrant's Directors.

Michael Arp resigned as a Director of the Company and as President and Director of American Turf.

Item No. 7. Financial Statements, Proforma Financial
Information and Exhibits.

        Exhibit - Agreement & Escrow Instruction
        Exchange of Common Stock in Worldwide Golf
        Resources, Inc. for 100 % of the Common Stock of 2671914 Manitoba Ltd.

Worldwide Golf Resources, Inc.  Page Three




             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Worldwide Golf Resources, Inc.



By: /s/Gerald Levine             Dated:   January 22, 1997
       Gerald Levine, President

AGREEMENT & ESCROW INSTRUCTION EXCHANGE OF COMMON STOCK IN
WORLDWIDE GOLF RESOURCES, INC. FOR 100 % OF THE COMMON STOCK OF
2671914 MANITOBA LTD.

AGREEMENT, made this 22nd day of January, 1997 by and between Worldwide Golf Resources, Inc., a Nevada corporation, hereinafter referred to as Worldwide', 3422488 Manitoba Ltd., hereinafter referred to as "Manitoba", and 2671914 Manitoba Ltd., hereinafter referred to as Pelican'.

WHEREAS, Manitoba represents (100%) of the issued and outstanding common shares of Pelican, which shares
Manitoba proposes to exchange for 6,160,000 shares of Worldwide Golf Resources, Inc. common stock; and

WHEREAS, Worldwide is desirous of exchanging
6,160,000 shares of Rule 144 restricted common stock of Worldwide for 100% of the common stock of Pelican, which owns as its sole asset, the real property generally described as the Pelican Beach Golf and Country Club, located at Gimli, Manitoba, Canada (the Property') described in Exhibit A', attached hereto and incorporated herein by this reference.

NOW, THEREFORE, in consideration of the mutual intentions, covenants and representations contained herein, the parties agree as follows:

              ARTICLE I

1.1 ISSUANCE OF SHARES. Subject to all of the terms and conditions of this Agreement, Worldwide agrees to issue to Manitoba 6,160,000 shares of the common Rule
144 restricted stock of Worldwide in exchange for 100% of the shares of Pelican.

1.2 EXEMPTION FROM REGISTRATION. The parties hereto intend that the common stock to be issued by Worldwide to Manitoba shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to section 4(2) and/or
3(b) of the Act and the rules and regulations promulgated thereunder. The shares issued to Manitoba by Worldwide shall bear a standard Rule 144 legend.

             ARTICLE II

   REPRESENTATIONS AND WARRANTIES OF
WORLDWIDE

Worldwide represents and warrants to Manitoba that:

2.1 ORGANIZATION. Worldwide is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, has all necessary corporation powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where it's business requires qualification.

2.2 CAPITAL. The authorized capital stock of Worldwide consists of 50,000,000 shares of common stock, .0001 par value, of which 3,950,000 shares are currently issued and outstanding. All of the issued and outstanding shares of Worldwide are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, rights, debentures, instruments, convertible securities or other agreements or commitments obligating Worldwide to issue or to transfer from treasury any additional shares of it's capital stock of any class. However, there are approximately 120,000 shares of options for the purchase of common shares at 80% of the bid price upon the exercise of the options, and an additional 66,000 shares of options for the purchase of common shares at $4.50 per share.

2.3 DIRECTORS AND OFFICERS. The names and titles of all directors and officers of Worldwide as of the date of this Agreement:

Gerald Levine                President and Director
Marie Levine                 Secretary/Treasurer and Director
Seyed Torobian               Director

2.4 FINANCIAL STATEMENTS. Manitoba has received
Worldwides' audited financial statements as of 12/31/95, containing the audited balance sheet of Worldwide and the related statements of operations, statements of stockholders' equity and changes in financial statements which have been prepared in accordance with the generally accepted accounting principles and practices consistently followed by Worldwide throughout the period indicated and fairly present the financial position of Worldwide as of the date of the balance sheet included in the financial statements and the results of operations for the period indicated. In addition, Manitoba has received the unaudited quarterly reports ending March 31, 1996, June 30, 1996, and September 30, 1996.

2.5 ABSENCE OF CHANGES. Since the date of the balance sheet there has been no material change in the financial condition or operations of Worldwide except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

2.6 ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of the balance sheet, Worldwide did not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent or otherwise and whether due or to become due, that is not reflected in such balance sheet.

2.7 TAX RETURNS. Within the times and in the manner prescribed by the law, Worldwide has filed all federal, state and local tax returns required by law, or has filed proper extensions and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in the balance sheet are adequate for any and all federal, state and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by Worldwide.

2.8 INVESTIGATION OF FINANCIAL CONDITION.
Without in any manner reducing or otherwise mitigating the representations contained herein, Manitoba and/or it's attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial conditions of Worldwide. Worldwide shall make available to Manitoba and/or it's attorneys all books and records of Worldwide once reasonable notice of such request has been given.

2.9 COMPLIANCE WITH LAWS. Worldwide has
complied with and is not in violation of applicable federal, state and local laws, statutes and regulations
(including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting it's properties or the operation of it's business.

2.10 LITIGATION. Except as described herein, Worldwide is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or to the best knowledge of Worldwide threatened against or affecting Worldwide or it's business, assets or financial condition, except as described in subparagraph 2.10.1, 2.10.2, and 2.10.3 below. Worldwide is not in default with respect to any order, writ injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality.

       2.10.1 Rider vs. Worldwide Golf Resources, Inc., et al.
       2.10.2 Barry vs. Worldwide Golf Resources, Inc., et al.
       2.10.3  Sarner vs. Worldwide Golf Resources,
Inc., et al.

2.11 AUTHORITY. The board of directors of Worldwide has authorized the execution of this Agreement and the consummation of the transaction contemplated herein.
Worldwide has full power to deliver, execute and perform this Agreement and this Agreement is a valid, legal and binding obligation of Worldwide and is enforceable in accordance with it's terms and conditions.

2.12 ABILITY TO CARRY OUT OBLIGATIONS. The
execution and delivery of this Agreement by Worldwide
and the performance by Worldwide of it's obligations
hereunder in the time and manner contemplated will not
cause, constitute or conflict with or result in (a) any
breach or violation of any of the provisions of or
constitute a default under any license, indenture,
mortgage, charter, instruments, articles of incorporation,
bylaws or other agreement or instrument to which
Worldwide is a party or by which it may be bound, nor
will any consents or authorizations of any party other than
those hereto be  required, (b) an event that would permit
any party to any agreement  or instrument to terminate it
or to accelerate the maturity of any  indebtedness or other
obligation of Worldwide or   any event that  would result
in the creation or imposition of any event that would result in the creation or imposition on any lien, charge or encumbrance on any asset of Worldwide.

2.13 FULL DISCLOSURE. None of the representations and warranties made by Worldwide herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Worldwide or on it's behalf, contains or will contain any untrue statement of material fact the omission of which would be misleading.

2.14 ASSETS. Other than as described herein, or pursuant to the financial statements referenced, Worldwide has good and marketable title to all of it's property free and clear of any and all liens, claims and encumbrances of any nature, form or description.

2.15 INDEMNIFICATION. Worldwide agrees to defend and hold Manitoba harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Worldwide to perform any of it's respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by Worldwide under this Agreement.

              ARTICLE III

Manitoba represents and warrants to Worldwide that:

3.1 ORGANIZATION. Pelican is a corporation duly organized, validly existing and in good standing under the laws of Manitoba, has all necessary corporate powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the countries and\or states where it's business requires qualification.

3.2 CAPITAL. The authorized capital stock of Pelican consists of an unlimited number of shares of common stock, of which 20 shares are currently issued and outstanding. All of the issued and outstanding shares of Pelican are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, rights, debentures, instruments, convertible securities or other agreements or commitments obligating Pelican to issue or to transfer from treasury any additional shares of it's capital stock of any class. The 100% issued and outstanding shares of Pelican are represented by 20 shares of common stock owned by Manitoba.

3.3 DIRECTORS AND OFFICERS. The names and titles of all directors and officers of Pelican as of the date of this Agreement:

       Mac Shahsavar       President and Director
       Mac Shahsavar       Secretary/Treasurer and Director

3.4 FINANCIAL STATEMENTS. Worldwide has
received Pelicans' financial statements as of 12/31/96, containing the unaudited balance sheet of Pelican and the related statements of operations, statements of stockholders' equity and changes in financial statements which have been prepared in accordance with the generally accepted accounting principles and practices consistently followed by Pelican throughout the period indicated and fairly present the financial position of Pelican as of the date of the balance sheet included in the financial statements and the results of operations for the period indicated.

3.5 ABSENCE OF CHANGES. Since the date of the balance sheet there has been no material change in the financial condition or operations of Pelican except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

3.6 ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of the balance sheet, Pelican did not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent or otherwise and whether due or to become due, that is not reflected in such balance sheet.

3.7 TAX RETURNS. Within the times and in the manner prescribed by the law, Pelican has filed all appropriate tax returns required by law, or has filed proper extensions and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in the balance sheet are adequate for any and all federal, state and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by Pelican.

3.8 INVESTIGATION OF FINANCIAL CONDITION.
Without in any manner reducing or otherwise mitigating the representations contained herein, Worldwide and/or it's attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial conditions of Pelican. Pelican shall make available to Worldwide and/or it's attorneys all books and records of Pelican once reasonable notice of such request has been given.

3.9 COMPLIANCE WITH LAWS. Pelican has complied with and is not in violation of applicable federal, provential and local laws, statutes and regulations
(including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting it's properties or the operation of it's business.

3.10 LITIGATION. Pelican is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or to the best knowledge of Pelican threatened against or affecting Pelican or it's business, assets or financial condition. Pelican is not in default with respect to any order, writ injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality.

3.11 AUTHORITY. The board of directors of Pelican has authorized the execution of this Agreement and the consummation of the transaction contemplated herein.
Pelican has full power to deliver, execute and perform this Agreement and this Agreement is a valid, legal and binding obligation of Worldwide and is enforceable in accordance with it's terms and conditions.

3.12 ABILITY TO CARRY OUT OBLIGATIONS. The
execution and delivery of this Agreement by Manitoba
and the performance by Manitoba of it's obligations
hereunder in the time and manner contemplated will not
cause, constitute or conflict with or result in (a) any
breach or violation of any of the provisions of or
constitute a default under any license, indenture,
mortgage, charter, instruments, articles of incorporation,
bylaws or other agreement or instrument to which
Worldwide is a party or by which it may be bound, nor
will any consents or authorizations of any party other than
those hereto be  required, (b) an event that would permit
any party to any agreement  or instrument to terminate it
or to accelerate the maturity of any  indebtedness or other
obligation of Pelican or   any event that  would result in
the creation or imposition of any event that would result in the creation or imposition on any lien, charge or encumbrance on any asset of Pelican.

3.13 FULL DISCLOSURE. None of the representations and warranties made by Pelican herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Pelican or on it's behalf, contains or will contain any untrue statement of material fact the omission of which would be misleading.

3.14 ASSETS. Other than as described herein, or pursuant to the financial statements referenced, Pelican has good and marketable title to all of it's property free and clear of any and all liens, claims and encumbrances of any nature, form or description. Pelican has title to the Pelican Beach Golf Course, located at Gimli, Lake Winnipeg, Manitoba,
B.C., Canada (the Property') described in Exhibit A', attached hereto and incorporated herein by this reference.

3.15 INDEMNIFICATION. Manitoba agrees to defend and hold Worldwide harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Manitoba to perform any of it's respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by Manitoba under this Agreement.

              ARTICLE IV

               COVENANTS

4.1 INVESTIGATIVE RIGHTS. From the date of this Agreement until the closing date, each party shall provide to the other party, and such other party's counsels, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advanced written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

4.2 CONDUCT OF BUSINESS. Prior to the closing,
Pelican shall conduct its business in the normal course and shall not sell, pledge or assign any assets, without prior written approval of Worldwide, except in the regular course of business. Pelican shall not amend or allow the amendment of Pelican's articles of incorporation (except as described herein) or bylaws, declare dividends, redeem or sell stock or other securities, incur any additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than it's stated amount or enter into any other transaction other than in the regular course of business.

               ARTICLE V

  CONDITIONS PRECEDENT TO WORLDWIDES
PERFORMANCE

5.1 CONDITIONS. Worldwide's obligations hereunder shall be subject to the satisfaction, at or before the closing, of all the conditions set forth in this Article V.
Worldwide may waive any or all of these conditions in whole or in part without any prior notice; provided however that no such waiver of a condition shall constitute a waiver by Worldwide of any other condition or any of Worldwide's other rights or remedies, at law or in equity, if Manitoba shall be in default of any of their representation, warranties or covenants under this Agreement.

5.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by Manitoba in this Agreement or in any written statement that shall be delivered to Worldwide by Manitoba under this Agreement shall be true and accurate on and as of the closing date as through made at that time.

5.3 PERFORMANCE. Manitoba shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the closing date.

5.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or governmental body or authority, pertaining to the transaction contemplated by this Agreement or to it's consummation, shall have been instituted or threatened against Worldwide on or before the closing date.

5.5 STOCK TRANSFER AT CLOSING. Concurrent with closing, Manitoba shall deliver to Worldwide, 20 shares of unregistered, restricted common voting stock of Pelican.


              ARTICLE VI

  CONDITIONS PRECEDENT TO MANITOBA'S
PERFORMANCE

6.1 CONDITIONS. Manitoba's obligations hereunder shall be subject to the satisfaction, at or before the closing, of all the conditions set forth in this Article VI. Manitoba may waive any or all of these conditions in whole or in part without any prior notice; provided however that no such waiver of a condition shall constitute a waiver by Manitoba of any other condition or any of Manitoba's other rights or remedies, at law or in equity, if Worldwide shall be in default of any of their representation, warranties or covenants under this Agreement.

6.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by Worldwide in this Agreement or in any written statement that shall be delivered to Manitoba by Worldwide under this Agreement shall be true and accurate on and as of the closing date as though made at that time.

6.3 STOCK TRANSFER AT CLOSING. Concurrent with closing, Worldwide shall deliver 6,160,000 shares of restricted Rule 144 legend stock to Manitoba.

6.4  APPOINTMENT OF NEW DIRECTORS.
Concurrent with closing, Gerald Levine, Marie Levine and Seyed Torabian shall cause the appointment of Srini
Chary and Mac Shahsavar to the Board of Directors of Worldwide.


              ARTICLE VII

                CLOSING

7.1 CLOSING. The closing of this transaction shall be held at the offices of Sperry Young & Stoecklein or such other place as shall mutually be agreed upon, on the 1st day of February, 1997, at 1:00 pm, unless the parties mutually agree in writing to an earlier closing date.

7.2 ESCROW AGENT. Sperry Young and Stoecklein shall act as Escrow Agent for the purposes of consummating this transaction, with offices at 3773
Howard Hughes Parkway, Suite 200N, Las Vegas,
Nevada 89119, Telephone (702) 794-2590, Fax (702)
650-2193.

7.3  DELIVERY OF DOCUMENTS AT CLOSE. At the
closing the following documents, in form reasonably acceptable to counsel to the parties or as set forth herein shall be delivered:



       7.3.1  By Worldwide:
       7.3.1.1. An officers' certificate of
       Worldwide, dated the closing date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Worldwide are true and correct as of or have been fully performed and complied with by the closing date.

       7.3.1.2. A certificate executed by the
       President of Worldwide dated the closing date, in form and substance satisfactory to Worldwide, to the effect that:

          (1) Worldwide is a corporation duly
          organized, validly existing and in good
          standing under the laws of Nevada.

          (2) Worldwide's authorized capital stock is as set forth in Sec. 2.2 hereof.

          (3) The execution and consummation of
          this Agreement have been duly authorized and approved by the present Board of Directors of Worldwide and consummation of this Agreement will not constitute or result in any breach or default of the character described in Sec.
          3.12  hereof.

          (4) Officers and Directors have no
          knowledge of any liabilities or obligations of the type described in Sec. 2.6 hereof, any litigation, proceeding or investigation of the type described in Sec. 2.10 hereof.

          (5) The Common Stock of Worldwide to
          be delivered to Manitoba pursuant to this agreement shall be duly and authorized and issued and will be fully paid and nonassessable.

       7.3.1.4  The Common Stock of Worldwide
                in the sum of 6,160,000 shares of common restricted voting stock, in consideration for Manitoba transferring 100% of the stock of Pelican, and thus the Property to Worldwide.

       7.3.2  By Manitoba:

              100% of the issued and outstanding stock of Pelican.

             ARTICLE VIII

               REMEDIES

8.1 DISPUTES. Any dispute that might arise over the enforcement, interpretation or execution of this Agreement and which is not amicably settled will be submitted to arbitration in (place) before a panel of arbitrators selected as follows: Within ten (10) days of demand by either party for arbitration, each party will select one (1) arbitrator and those two arbitrators will select a third arbitrator and those (3) three persons shall constitute a panel of arbitrators. The arbitrators will conduct the hearings on continuous business days, and their decisions will be by majority vote. All costs of the arbitrators will be shared equally, but the arbitrators are authorized to award costs and counsel fees to the prevailing party, if necessary. All documents to be brought into evidence will be produced within 10 days of notice of request for arbitration.

8.2 COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

              ARTICLE IX

             MISCELLANEOUS

9.1 CAPTIONS AND HEADINGS. The Article and paragraph headings throughout this Agreement are for convenience and reference only and shall in no way be deemed to define, limit or add to the meaning of any provision of this agreement.

9.2 NO ORAL CHANGE. This Agreement and any provisions hereof, may not be waived, changed, modified or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.3 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, provision or condition of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (I) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this agreement to be performed with the knowledge of the breach or failure of a covenant, provision or conditions hereof shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party shall be construed as a waiver with respect to any other or subsequent breach.

9.4 TIME OF ESSENCE. Time is the essence of this Agreement and of each and every provision hereof.

9.5 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6 CHOICE OF LAW. This Agreement and it's application shall be governed by the laws of the Nevada.

9.7 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if given personally on the party to whom notice is to be given or on the third day after mailing to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed.

9.9 BINDING EFFECT. This Agreement shall be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this agreement.

9.10 EFFECT OF CLOSING. All representations, warranties, covenants and agreements of the parties contained in this Letter of Intent, or in any instrument, certificate, opinion or other writing provided for in it shall survive the closing.

9.11 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.12 BROKERS. The parties hereto represent that Sperry
Young & Stoecklein were the introducing parties to this transaction and that standard legal fees will be paid for handling documentation.

9.13 ANNOUNCEMENTS. Manitoba and Worldwide will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

9.14 EXPENSES. Each party will pay it's own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.
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9.15 SURVIVAL OF REPRESENTATIONS AND
WARRANTIES. The representations, warranties and agreements of the parties set forth in this Agreement shall survive the Closing irrespective of any investigation made for or on the behalf of any party.

9.16 EXHIBITS. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for herein-above, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibit shall be immediately disclosed to the other party.


AGREED TO AND ACCEPTED as of the date first above written:

Worldwide Golf Resources, Inc.
By:/s/Gerald Levine
   Gerald Levine, President

3422488 Manitoba Ltd. ("Manitoba")
By:/s/Mac Shahsavar
Mac Shahsavar, President

2671914 Manitoba Ltd. ("Pelican")
By: 3422488 Manitoba Ltd. ("Manitoba")
By:/s/Mac Shahsavar
      Mac Shahsavar, President